SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated January 8, 2024
to the Class F Shares and Class Y Shares Prospectuses (the "Prospectuses"), each dated June 30, 2023, as amended December 18, 2023, and Statement of Additional Information (the "SAI"), dated June 30, 2023, as amended August 3, 2023, December 18, 2023 and January 4, 2024

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Coho Partners, Ltd. no longer serves as a sub-adviser to the Fund. As such, all references to Coho Partners Ltd. are hereby deleted from the Prospectuses and SAI.

There are no other changes to the Prospectuses or SAI

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1491 (01/24)